EXHIBIT (99.1)

JOINT FILING AGREEMENT

In accordance with Rule 13d-1(k)(1) promulgated under the Securities Exchange Act of 1934, as amended, the undersigned agree to the joint filing on behalf of each of them of a statement on Schedule 13G (including any and all amendments thereto) with respect to the Common Stock, $0.01 par value, of GMS Inc. and further agree to the filing of this agreement to be included as an exhibit to such filing.  In addition, each party to this agreement expressly authorizes each other party to this agreement to file on its behalf any and all amendments to such statement on Schedule 13G. Each party to this agreement is responsible for the timely filing of such statement on Schedule 13G and any amendments thereto, and for the completeness and accuracy of the information concerning such person contained therein; but none of them is responsible for the completeness or accuracy of the information concerning the other persons making the filing, unless such person knows or has reason to believe that such information is inaccurate. Each party to this agreement agrees that this joint filing agreement may be signed in counterparts.

Date:  February 14, 2017

AEA INVESTORS FUND V LP

By:	AEA Investors Partners V LP, its general partner

By:	AEA Management (Cayman) Ltd., its general partner

By:	/s/ Barbara L. Burns
Name: Barbara L. Burns
Title: Vice President

AEA INVESTORS LP

By:	/s/ Barbara L. Burns
Name: Barbara L. Burns
Title: Vice President

AEA GMS HOLDINGS LP

By:	AEA GMS Holdings GP LLC, its general partner

By:	/s/ Barbara L. Burns
Name: Barbara L. Burns
Title: Vice President

AEA GMS HOLDINGS GP LLC

By:	/s/ Barbara L. Burns
Name: Barbara L. Burns
Title: Vice President

AEA INVESTORS PARTICIPANT FUND V LP

By:	AEA Investors PF V LLC, its general partner

By:	/s/ Barbara L. Burns
Name: Barbara L. Burns
Title: Vice President

AEA INVESTORS QP PARTICIPANT FUND V LP

By:	AEA Investors PF V LLC, its general partner

By:	/s/ Barbara L. Burns
Name: Barbara L. Burns
Title: Vice President

AEA INVESTORS PF V LLC

By:	/s/ Barbara L. Burns
Name: Barbara L. Burns
Title: Vice President

AEA INVESTORS FUND V-A LP

By:	AEA Investors Partners V LP, its general partner

By:	AEA Management (Cayman) Ltd., its general partner

By:	/s/ Barbara L. Burns
Name: Barbara L. Burns
Title: Vice President

AEA INVESTORS FUND V-B LP

By:	AEA Investors Partners V LP, its general partner

By:	AEA Management (Cayman) Ltd., its general partner

By:	/s/ Barbara L. Burns
Name: Barbara L. Burns
Title: Vice President

AEA INVESTORS PARTNERS V LP

By:	AEA Management (Cayman) Ltd., its general partner

By:	/s/ Barbara L. Burns
Name: Barbara L. Burns
Title: Vice President

AEA MANAGEMENT (CAYMAN) LTD.

By:	/s/ Barbara L. Burns
Name: Barbara L. Burns
Title: Vice President

JOHN L. GARCIA

By:	/s/ Barbara L. Burns, attorney-in-fact
Name: John L. Garcia

2009 G. MICHAEL CALLAHAN, JR. FAMILY TRUST

By:	/s/ Craig D. Apolinsky, attorney-in-fact
Name: Joseph P. Callahan
Title: Trustee

G. MICHAEL CALLAHAN, JR.

By:	/s/ Craig D. Apolinsky, attorney-in-fact
Name: G. Michael Callahan, Jr.

RICHARD ALAN ADAMS

By:	/s/ Craig D. Apolinsky, attorney-in-fact
Name: Richard Alan Adams

PETER C. BROWNING

By:	/s/ Craig D. Apolinsky, attorney-in-fact
Name: Peter C. Browning

JOHN J. GAVIN

By:	/s/ Craig D. Apolinsky, attorney-in-fact
Name: John J. Gavin

HOWARD DOUGLAS GOFORTH

By:	/s/ Craig D. Apolinsky, attorney-in-fact
Name: Howard Douglas Goforth

RONALD R. ROSS

By:	/s/ Craig D. Apolinsky, attorney-in-fact
Name: Ronald R. Ross

SECOND BITE INVESTMENTS, LLC

By:	/s/ Craig D. Apolinsky, attorney-in-fact
Name: Richard K. Mueller
Title: Chief Executive Officer

RICHARD K. MUELLER

By:	/s/ Craig D. Apolinsky, attorney-in-fact
Name: Richard K. Mueller